Exhibit 3.5

CERTIFICATE OF INCORPORATION

OF

DELAWARE ROBB CONTAINER CORPORATION

00001
[ILLEGIBLE]

CERTIFICATE OF INCORPORATION

OF

DELAWARE ROBB CONTAINER CORPORATION

* * * * *

1. The name of the corporation is

DELAWARE ROBB CONTAINER CORPORATION

2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is:

To manufacture and sell containers of all kinds for commodities of all kinds; to manufacture, print and sell labels and markings of all kinds; to research, develop and manufacture, license, patent and copyright processes and machinery for the manufacture of containers, labelling, filling, sealing, storage, handling and shipping of containers of all kinds; and to do any act connected with such business as may be authorized by law.

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total number of shares of stock which the corporation shall have authority to issue is one thousand ten (1010), of which ten shares (10) shares of the par value of One Hundred Dollars ($100.00) each, amounting in the aggregate to One Thousand Dollars ($1,000.00) shall be preferred stocks and of which one thousand (1,000) shares without par value shall be common stocks.

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The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

DIVIDENDS, PREPERRED SHARES: (a) The holders of the preferred shares shall be entitled to receive, when and as declared by the Board of Directors of the corporation, cumulative dividends at the rate of Five Dollars ($5.00) per share per annum, and no more, payable annually on the first day of July in each year. Such dividends shall be cumulative after the respective dates of issuance to the full extent of the annual payment provided that such shares shall have been issued at least six (6) months prior to such payment date. No dividends shall be paid to or set apart for payment to common shareholders unless all past accumulated dividends on the preferred shares shall have been first paid, or declared and set apart for payment.

DISSOLUTION, LIQUIDATION OR WINDING UP: (b) Upon any dissolution, liquidation or winding up of the Corporation, the holders of preferred shares shall be entitled to receive before any payment shall be made to holders of common shares, the sum of One Hundred Dollars ($100.00) per share, plus, in case such dissolution, liquidation or winding up be voluntary, a premium equal to Five Dollars ($5.00) per share, together with, in all cases, all past accumulated and unpaid dividends. The consolidation or merger of the Corporation at any time, or from time to time, with any other corporation, or a sale of all or substantially all of the assets of the Corporation, shall not be construed as a dissolution, liquidation or winding up of the Corporation within the meaning hereof.

After payment of the full preferential amounts aforesaid, the holders of preferred shares shall not be entitled to any further participation in any distribution of the assets or funds of the Corporation, and the remaining assets and funds of the Corporation shall be divided and distributed among the holders of the common shares then outstanding according to their respective interests.

REDEMPTION: (c) The preferred shares at any time outstanding may be redeemed by the Corporation, in whole or in part, at any time or from time to time, at the option of the Board of Directors upon not less than thirty days’ prior written notice to the holders of record of the preferred shares to be redeemed, at One Hundred Five Dollars ($105.00) per share plus an amount equal to the past accumulated and unpaid dividends as of the redemption date. If such notice is given by mail, it shall be deemed received by the shareholders from whom redemption is to be made when deposited by the Corporation in the United States mall, registered, postage prepaid, addressed to the last known address of such shareholder. If less than all of the outstanding preferred shares are to be redeemed, the redemption may be made either by lot or pro rata or by such other method as the Board of Directors in its discretion may determine. If such notice of redemption shall have been duly given and if, on or before the redemption date specified in such notice, all funds necessary for such redemption shall have been set aside so as to be available therefor, then notwithstanding that any certificate for preferred shares so called for redemption shall not have been surrendered for cancellation, all dividends on such preferred shares shall cease to accrue, and all rights with respect to such preferred shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price payable hereunder. Preferred shares which are redeemed shall be cancelled and shall not be reissued. At the option of the Board of Directors, the holders of preferred shares may at any time [ILLEGIBLE] the right to exchange such shares for common shares at [ILLEGIBLE] ratio and upon such terms and conditions as may be determined by the Board of Directors. Such right of exchange, when, as, and if granted, shall not affect or diminish any of the rights of the holders of preferred shares who elect not to make such exchange; provided, however, that the terms and provisions of such exchange may include cancellation in whole or in part of the right of those shareholders who elect to make such exchange, to receive dividends which have accrued but have not been declared. Preferred shares so exchanged shall be cancelled and shall not be re-issued.

VOTING POWER: (d) In addition to class voting rights provided by statute, the holders of preferred shares shall be entitled to vote as a class in respect to any amendment increasing the number of authorized common shares of the Corporation.

At all elections of directors of the corporation, each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

5. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS

B. A. Pennington	100 West Tenth Street Wilmington, Delaware 19801

W. J. Reif	100 West Tenth Street Wilmington, Delaware 19801

R. F. Andrews	100 West Tenth Street Wilmington, Delaware 19801

6. The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

8. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 12th day of September, 1975.

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

“ROBB CONTAINER CORPORATION”, AN ILLINOIS CORPORATION,

WITH AND INTO “DELAWARE ROBB CONTAINER CORPORATION” UNDER THE NAME OF “ROBB CONTAINER CORPORATION”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SIXTH DAY OF OCTOBER, A.D. 1975, AT 2 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100M	AUTHENTICATION: 8650014
110342413	DATE: 03-25-11
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF AGREEMENT OF MERGER

OF

DELAWARE ROBB CONTAINER CORPORATION [ILLEGIBLE]

UNDER NAME OF

ROBB CONTAINER CORPORATION [ILLEGIBLE]

[ILLEGIBLE]

PLAN AND AGREEMENT OF MERGER

This Plan and Agreement of Merger, dated the 20th day of September, 1975, between DELAWARE ROBB CONTAINER CORPORATION, a Delaware Corporation (herein sometimes “New Robb” or “surviving corporation”), and ROBB CONTAINER CORPORATION, an Illinois Corporation (herein sometimes “Old Robb”), WITNESSETH:

ARTICLE I

Adoption of Plan-Effective Date

1.01 A plan of reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1954 as amended, between ROBB CONTAINER CORPORATION and DELAWARE ROBB CONTAINER CORPORATION, and pursuant to Section 252 of the General Corporation Law of the State of Delaware, is adopted as follows:

(a) ROBB CONTAINER CORPORATION shall be merged with and into DELAWARE ROBB CONTAINER CORPORATION, to exist and be governed by the laws of the State of Delaware.

(b) The name of the surviving corporation shall become ROBB CONTAINER CORPORATION.

(c) When this Agreement shall become effective, the separate existence of Old Robb shall cease and the surviving corporation shall succeed, without other transfer, to all rights and property of Old Robb and shall be subject to all the debts and liabilities of Old Robb in the same manner as if the surviving corporation had itself incurred them. ALL rights of creditors and all liens upon the property of each corporation shall be preserved unimpaired, limited to the Lien to the property affected by such liens immediately prior to the merger.

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(d) The surviving corporation will carry on business with the assets of Old Robb.

(e) The shareholders of Old Robb will surrender all their shares in the manner herein set forth. In exchange for the surrendered shares of Old Robb, the surviving corporation will issue and transfer to the shareholders of Old Robb on the basis herein set forth, shares of its stock of equivalent classes.

1.02 The effective date of the merger shall be the data on which the filing of this Agreement in the Office of the Secretary of State of the State of Illinois pursuant to Section 66 of the Business Corporation Act of Illinois, has been completed.

ARTICLE II

Name of Corporations

to be Included in Merger

2.01 The names of the corporations to be included in this merger are:

(a) DELAWARE ROBB CONTAINER CORPORATION, which was incorporated under the laws of the State of Delaware on September 15, 1975.

(b) ROBB CONTAINER CORPORATION, which was incorporated under the laws of the State of Illinois on May 2, 1968.

ARTICLE III

Capital Stock of the

Constituent Corporations

3.01 (a) The total number of shares of capital stock which New Robb,

the surviving corporation, is now authorized to issue is as follows:

Common	1000	Without par value
Preferred	10	$100 per share par value

(b) The member of shares of capital stock of New Robb which are issued and outstanding as of the data hereof, is as follows:

Common	1000	Without par value
Preferred	10	$100 per share par value

3.02(a) The total number of shares of capital stock which Old Robb is now authorized to issue is as follows:

Common	50000	Without par value
Preferred	9970	$100 per share par value

(b) The number of shares of capital stock of Old Robb which are issued and outstanding, is as follows:

Common	38677	Without par valve
Preferred	165	$100 per share par value

ARTICLE IV

Articles of Incorporation

of Surviving Corporation

4.01 The Certificate of Incorporation of Delaware Robb Container Corporation, as heretofore amended, is set forth in its entirety and attached hereto as Exhibit A, and all the terms and provisions thereof are hereby incorporated in this Agreement and made a part hereof with the same force and effect as if herein set forth in full; and, from and after the effective date of the merger and until further amended as provided by law said Exhibit A, separate and apart from this agreement of merger shall be, and may be separately certified as, the Certificate of Incorporation, as Amended, of the surviving corporation.

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ARTICLE V

By-Laws of Surviving Corporation

5.01 The by-laws of New Robb as existing on the affective data of the merger, shall continue in effect as the by-laws of the surviving corporation until amended or repealed as provided therein or as provided by law.

ARTICLE VI

Directors and Officers

of Surviving Corporation

6.01 The Board of Directors of the surviving corporation immediately after the merger shall be the following persons:

Thomas O. Davis
Frederick A. Do1lman
J. Robert Murphy
Ronald C. Robb
Wayne D. Spangler

6.02 The officers of the surviving corporation immediately after the merger shall be the following persons:

Name	Office

Ronald C. Robb	President
Norman O. Devine	Vice President
J. Robert Murphy	Secretary
Thomas O. Davis	Treasurer

6.03 The above directors and officers shall hold office until their respective successors are elected and qualified.

ARTICLE VII

Conversion of Shares

7.01 Any shares of authorized stock of Mew Robb issued and outstanding prior to the effective date of this Agreement shall be surrendered and cancelled and the capital represented thereby eliminated.

7.02 On the effective date of this Agreement, shares of common stock,

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without par value, of Old Robb, shall be exchanged for and changed to shares of common stock, without par value, of New Robb, follows: Each share of Old Robb shall be exchanged for and changed to one share of New Robb.

7.03 On the effective date of this Agreement, shares of preferred stock, par value $100 per share, of Old Robb, shall be exchanged for and changed to shares of preferred stock, per value $100 per share, of New Robb as follows: Each share of Old Robb shall be exchanged for and changed to one share of New Robb.

7.04 After the effective date of this Agreement each holder of a certificate representing shares of stock of Old Robb shall surrender the same to the surviving corporation and shall receive upon such surrender a certificate or certificates for shares of the surviving corporation in the number of each class of shares so surrendered. Until so surrendered, the outstanding shares of Old Robb, to be converted into shares of New Robb as herein provided, may be treated by the surviving corporation for all corporate purposes as evidencing shares of the surviving corporation as though the surrender and exchange had taken place.

ARTICLE VIII

Miscellaneous Provisions

8.01 This Agreement shall be submitted to the shareholders of OLD ROBB and to the Directors of New Robb, and, if approved and adopted by the holders of the requisite number of shareholders of Old Robb and by the Shareholder of New Robb, shall be deemed to be in force and shall become effective on its effective date.

8.02 Old Robb agrees, as and when requested by the surviving corporation, its successors or assigns, to execute and deliver, or cause to be

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executed and delivered, all deeds and other instruments, and to take such actions, as may be deemed by the surviving corporation desirable to vest and confirm in it all title and possession of any property, real or personal, or otherwise to carry out the intent and purpose of this Agreement. The proper officers and directors of Old Robb and of New Robb are fully authorized in the name of Old Robb or otherwise to take any and all such actions.

8.03 The surviving corporation shall pay all expenses incident to the merger. It shall take all steps necessary to qualify the surviving corporation to transact business as a foreign corporation in the State of Illinois, the State of Minnesota, and any other state where it may intend to do business. All undertakings required by Section 69(a) of the Business Corporation Act of Illinois and the similar requirements of other states, are authorized to be made.

8.04 For convenience and recording, this Agreement may be executed on any number of counterparts, each of which shall be deemed an original, but all such counterparts constitute only one and the same instrument.

WITNESS the names and corporate seals of the parties the day and year first above written.

ROBB CONTAINER CORPORATION

	By	President

Secretary

DELAWARE ROBB CONTAINER CORPORATION

By
President
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ATTEST:

Secretary

CERTIFICATE

I, J. Robert Murphy, Secretary of ROBB CONTAINER CORPORATION,, an Illinois corporation, hereby certify that the Plan and Agreement of Merger to which this certificate is attached, was approved by resolution of the Board of Directors, and submitted to a shareholders meeting, pursuant to said resolution, held September 20, 1975. That notice of said meeting, with summary of the plan enclosed, was given more than 20, but not more than 40 days, prior to the said meeting. That the plan was approved by shareholders holding at least two-thirds of the outstanding shares, and by at least two-thirds of each class of shares.

WITNESS my hand and the seal of ROBB CONTAINER CORPORATION, this 20 day of SEPT, 1975.

Secretary

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CERTIFICATE

I, J. Robert Murphy, Secretary of DELAWARE ROBB CONTAINER CORPORATION, a Delaware corporation, hereby certify that the foregoing Plan and Agreement of Merger was submitted to and approved in writing by the sole stockholder of said corporation in accordance with the provisions of Section 228 and 252(c) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, I have hereunto set my hand the seal of the said corporation this 20 day of Sept, 1975.

Secretary

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THE FOREGOING PLAN AND AGREEMENT OF MERGER, having been executed by each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Illinois, the President of each corporate party thereto does now hereby execute the said Agreement and the Secretary of each corporate party thereto does now hereby attest the same, as the respective act, deed and agreement of each of said corporation, this 30 day of SEPT, 1975.

DELAWARE ROBB CONTAINER CORPORATION

By
President

ATTEST:

Secretary

ROBB CONTAINER CORPORATION

By
President

ATTEST:

Secretary

00018

“EXHIBIT A”

CERTIFICATE OF INCORPORATION

OF

ROBB CONTAINER CORPORATION

* * * *

1. The name of the corporation is

ROBB CONTAINER CORPORATION

2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company,

3. The nature of the business or purposes to be conducted or promoted is:

To manufacture and sell containers of all kinds for commodities of all kinds; to manufacture, print and sell labels and markings of all kinds; to research, develop and manufacture, license, patent and copyright processes and machinery for the manufacture of containers, labelling, filling, sealing, storage, handling and shipping of containers of all kinds; and to do any act connected with such business as may be authorized by law.

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total number of shares which the corporation shall have authority to issue is fifty thousand one hundred sixty five (50,165), of which one hundred sixty five (165) shares of the par value of One Hundred Dollars ($100.00) each, amounting in the aggregate to Sixteen Thousand Five Hundred Dollars ($16,500.00) shall be preferred stocks and of which fifty thousand (50,000) shares without par value shall be common stocks.

[illegible]

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

DIVIDENDS, PREFERRED SHARES: (a) The holders of the preferred shares shall be entitled to receive, when and as declared by the Board of Directors of the corporation, cumulative dividends at the rate of Five Dollars ($5.00) per share per annum, and no more, payable annually on the first day of July in each year. Such dividends shall be cumulative after the respective dates of issuance to the full extent of the annual payment provided that such shares shall have been issued at least six (6) months prior to such payment, date. No dividends shall be paid to or set apart for payment to common shareholders unless all past accumulated dividends on the preferred shares shall have been first paid, or declared and set apart for payment.

DISSOLUTION, LIQUIDATION OR WINDING UP: (b) Upon any dissolution, liquidation or winding up of the Corporation, the holders of preferred shares shall be entitled to receive before any payment shall be made to holders of common shares the sum of One Hundred Dollars ($100.00) per share, plus, in case such dissolution, liquidation or winding up be voluntary, a premium equal to Five Dollars ($5.00) per share, together with, in all cases, all past accumulated and unpaid dividends. The consolidation or merger of the Corporation at any time, or from time to time, with any other corporation, or a sale of all or substantially all of the assets of the Corporation, shall not be construed as a dissolution, liquidation or-winding up of the Corporation within the meaning hereof.

After payment of the full preferential amounts aforesaid, the holders of preferred shares shall not be entitled to any further participation in any distribution of the assets or funds of the Corporation, and the remaining assets or funds of the Corporation shall be divided and distributed among the holders of the common shares then outstanding according to their respective interests.

REDEMPTION: (c) The preferred shares at any time outstanding may be redeemed by the Corporation, in whole or in part, at any time or from time to time, at the option of the Board of Directors upon not less than thirty days’ prior written notice to the holders of record of the preferred shares to be redeemed, at One Hundred Five Dollars ($105.00) per share plus an amount equal to the past accumulated and unpaid dividends as of the redemption date. If such notice is given by mail, it shall be deemed received by the shareholders from whom redemption is to be made when deposited by the Corporation in the United States mail, registered, postage prepaid, addressed to the last known address of such shareholder. If less than all of the outstanding preferred shares are to be redeemed, the redemption may be made either by lot or pro rata or by such other method as the Board of Directors in its discretion may determine. If such notice of redemption shall have been duly given and if, on or before the redemption date specified in such notice, all funds necessary for such redemption shall have been set aside so as to be available therefor, then notwithstanding that any certificate for preferred shares so called for redemption shall not have been surrendered for cancellation, all dividends on such preferred shares shall cease to accrue, and all rights with respect to such preferred shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price payable hereunder. Preferred shares which are redeemed shall be cancelled and shall not be reissued. At the option of the Board of Directors, the holders of preferred shares any at any time be given the right to exchange such shares for common shares at a ratio and upon such terms and conditions as may be determined by the Board of Directors. Such right of exchange, when, as, and if granted, shall not affect or diminish any of the rights of the holders of preferred shares who elect not to make such exchange; provided, however, that the terms and provisions of such exchange may include cancellation in whole or in part of the right of those shareholders who elect to make such exchange, to receive dividends which have accrued but have not been declared. Preferred shares, so exchanged shall be cancelled and shall not be re-issued.

VOTING POWER: (d) In addition to class voting rights provided by statute, the holders of preferred shares shall be entitled to vote as a class in respect to any amendment increasing the number of authorized common shares of the Corporation.

At all elections of directors of the corporation, each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

5. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS

B. A. Pennington	100 West Tenth Street Wilmington, Delaware 19801

W. J. Reif	100 West Tenth Street Wilmington, Delaware 19801

R. F. Andrews	100 West Tenth Street Wilmington, Delaware 19801

6. The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

8. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 12th day of September        , 1975.

B. A. Pennington

W. J. Reif

R. P. Andrews

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF REDUCTION OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE NINTH DAY OF FEBRUARY, A.D. 1976, AT 10 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650015
110342413	DATE: 03-25-11
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OP REDUCTION OF CAPITAL

OF

ROBB CONTAINER CORPORATION

00027

CERTIFICATE OF REDUCTION

OF

CAPITAL

* * * * * * * * * * * * *

Robb Container Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Robb Container Corporation, a resolution was duly adopted reducing the capital of the corporation to the extent represented by twenty (20) shares of preferred stock of the par value of $100.00 each, which have been redeemed by the corporation and cancelled, amounting in the aggregate to a reduction in capital of Two Thousand ($2,000.00) Dollars. The resolution setting forth the redemption and reduction was as follows:

RESOLVED, that the tender of twenty shares of the preferred stock of Robb Container Corporation be accepted; that the corporation pay the holders tendering the full par value thereof; and that upon surrender and payment said shares shall in all respects be treated as redeemed, shall be cancelled and not reissued and not be held as treasury shares; and the capital of the corporation reduced accordingly.

SECOND: That the said resolution was duly adopted in accordance with the provisions of Section 244 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Robb Container Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Ronald C. Robb, its President and J. Robert Murphy, its Secretary this 26 day of                     , 1976.

By
President
ATTEST:	By
Secretary

STATE OF ILLINOIS	)	as.
COUNTY OF KANE	)

Before me this day appeared Ronald C. Robb and J. Robert Murphy, personally known to me to be the President and Secretary respectively of Robb Container Corporation, and acknowledged the foregoing instrument to be their act and deed and the act and deed of said corporation, and that the facts therein stated are true to the best of their knowledge and belief.

Given under my hand and notarial seal this 26                     , 1976.

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The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF REDUCTION OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE NINTH DAY OF FEBRUARY, A.D. 1976, AT 10 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650016
110342413	DATE: 03-25-11
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF AMENDMENT

OF

ROBB CONTAINER CORPORATION

00029

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * * * * * * * * * * * *

Robb Container Corporation, a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That a meeting of the Board of Directors of Robb Container Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “4” so that, as amended said Article shall be and read as follows:

“The total number of shares which the corporation shall have authority to issue is 100,165, of which 165 shares of the par value of $100.00 each, amounting in the aggregate to $16,500.00 shall be preferred stocks and of which 100,000 shares without par value shall be common stocks.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Robb Container Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Ronald C. Robb, its President and J. Robert Murphy, its Secretary, this 5 day of January, 1976.

By
President

ATTEST:

By
Secretary

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF KANE	)

Before me this day appeared Ronald C. Robb and J. Robert Murphy, personally known to me to be the President and Secretary, respectively, of Robb Container Corporation and acknowledged the foregoing instrument to be their act and deed and the act and deed of said corporation, and that the facts therein stated are true to the best of their knowledge and [ILLEGIBLE].

Given under my hand and notarial seal this 5th [ILLEGIBLE] 1976.

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF JUNE, A.D. 1978, AT 10 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650017
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF AMENDMENT

OF

ROBB CONTAINER CORPORATION

00032

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

**********************************

ROBB CONTAINER CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of ROBB CONTAINER CORPORATION resolutions were adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable, and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the following Amendment to the Certificate of Incorporation is declared advisable, and a special meeting of the shareholders is hereby called to vote in respect thereof. Said meeting is called for Monday, June 19, 1978, at 8:00 p.m. at the offices of the corporation at 319 E. Van Emmon Street, Yorkville, Illinois.

The Amendment proposed is as follows:

That the Certificate of Incorporation of this Corporation be amendment by changing Article 4 thereof so that, as amended, said Article shall be and read as follows:

“4. The total number of shares which the corporation shall have authority to issue is 140,000 of which all shares shall be common stocks without par value.”

And that the provisions relating to the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of shares, as set forth in the remainder of Article 4 of the Articles of Incorporation be deleted upon retirement of all the preferred shares. This Amendment shall not affect the powers, preferences and rights of any preferred shares heretofore issued and now outstandings, pursuant to the original Certificate of Incorporation. However such preferred shares, when retired by redemption in accordance with the Original Certificate of Incorporation shall not be reissued and the number of authorized shares of that class shall be reduced accordingly and when all such shares are so retired that class shall be eliminated

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares of all classes as required by statute were voted in favor of the amendment.

00033

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the aggregate amount of capital represented by all issued shares immediately after the amendment will not be less than the aggregate amount of capital represented by all issued shares immediately before the amendment. Provided, however, that upon the redemption and retirement of preferred shares pursuant to the original Certificate of Incorporation and the Amendment, a certificate of reduction of capital shall be filed pursuant to Section 244(c) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said ROBB CONTAINER CORPORATION has caused its corporate seal to be hereunto affixed and this certificate to be signed by Ronald C. Robb, its President and J. Robert Murphy, its Secretary, this 20th day of June, 1978.

BY
President
BY
Secretary

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF KANE	)

Before me this day appeared Ronald C. Robb and J. Robert Murphy, personally known to me to be the President and Secretary, respectively, of Robb Container Corporation, and acknowledged the foregoing instrument to be their act and deed and the act and deed of said corporation, and that the facts therein stated are true to the best of their knowledge and belief.

Given under my hand and notarial seal this 20th day of June 1978.

[ILLEGIBLE]

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

“YORK SEAL, INC. ”, A DELAWARE CORPORATION,

WITH AND INTO “ROBB CONTAINER CORPORATION” UNDER THE NAME OF “ROBB CONTAINER CORPORATION”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1988, AT 11:45 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100M	AUTHENTICATION: 8650018
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

AGREEMENT OF MERGER

OF

ROBB CONTAINER CORPORATION
(a Delaware corporation)

AND

YORK SEAL, INC.
(a Delaware corporation)

AGREEMENT OF MERGER, approved on December 21, 1988 by ROBB CONTAINER CORPORATION, a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date, and approved on December 21, 1988 by YORK SEAL, INC., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date.

WHEREAS, ROBB CONTAINER CORPORATION is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange St., City of Wilmington, County of New Castle; and

WHEREAS, the total number of shares of stock which ROBB CONTAINER CORPORATION has authority to issue is 140,000, all of which are common shares and of no par value; and

WHEREAS, YORK SEAL, INC. is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange St., City of Wilmington, County of New Castle; and

WHEREAS, the total number of shares of stock which YORK SEAL, INC. has authority to issue is 10,000, all of which are common shares of a par value of $1.00 each; and

WHEREAS, ROBB CONTAINER CORPORATION and YORK SEAL, INC. and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders to merge YORK SEAL, INC. with and into ROBB CONTAINER CORPORATION pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by a resolution adopted by the Board of Directors of ROBB CONTAINER CORPORATION and duly approved by a resolution adopted by the Board of Directors of YORK SEAL, INC., the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1. ROBB CONTAINER CORPORATION and YORK SEAL, INC. shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged

NS0901  1  1537

with and into a single corporation, to wit, ROBB CONTAINER CORPORATION, which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware.

The separate existence of YORK SEAL, INC., which is hereinafter sometimes referred to as the “terminating corporation”, shall cease at the said effective time in accordance with the provisions of said General Corporation Law of the State of Delaware.

2. The Certificate of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation, and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, at the effective time of the merger, be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time of the merger shall continue to represent one issued share of the surviving corporation.

6. In the event that this Agreement of Merger shall have been fully adopted upon behalf of the terminating corporation and of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger herein provided for.

7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

NS0901  2  1537

IN WITNESS WHEREOF, this Agreement of Merger is hereby signed and attested upon behalf of each of the constituent corporations parties thereto.

Dated: December 21,1988.

ROBB CONTAINER CORPORATION, a Delaware corporation.

By:
Its Chairman of the Board
Robert Jacobs

Attest:

Its Assistant Secretary
Stephen A. Landsman

Dated: December 21, 1988.

YORK SEAL, INC., a Delaware corporation.

By:
Chairman of the Board
Robert Jacobs

Attest:

Its Assistant Secretary
Stephen A. Landsman

NS0901  3  1537

CERTIFICATE OF ASSISTANT SECRETARY OF

ROBB CONTAINER CORPORATION

The undersigned, being the Assistant Secretary of ROBB CONTAINER CORPORATION, does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Agreement of Merger.

Dated: December 21, 1988.

Stephen A. Landsman – Assistant Secretary

of

ROBB CONTAINER CORPORATION, a Delaware corporation.

NS0901 4 1537

CERTIFICATE OF ASSISTANT SECRETARY OF

YORK SEAL, INC.

The undersigned, being the Assistant Secretary of YORK SEAL, INC., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the foregoing Agreement of Merger.

Dated: December 21, 1988.

Stephen A. Landsman – Assistant Secretary

of

YORK SEAL, INC., a Delaware corporation.

NS0901 5 1537

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF FEBRUARY, A.D. 1993, AT 3:30 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650019
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

[ILLEGIBLE]

FILED 03:30 PM 02/23/1993

    930545509 - 816291

[ILLEGIBLE]

OF THE

CERTIFICATE OF INCORPORATION

OF

ROBB CONTAINER CORPORATION

ROBB CONTAINER CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The certificate of incorporation of the Corporation is amended by deleting Article 4 thereof and by substituting the following:

“4. (a) The total number of shares of stock which the Corporation shall have the authority to issue is 240,000 shares, of which 140,000 shares shall be common stock, no par value, and 100,000 shares shall be preferred stock, par value $1.00 per share.

(b) Shares of preferred stock may be issued from time to time in one or more series. The number of shares, the stated value and interest rate, if any, of each such series and the preferences and relative, participating, optional and other special rights or restrictions thereof, shall be determined and designated in the case of each series by the Board of Directors of the Company and set forth in a certificate of designations filed and recorded with respect to each series in accordance with the laws of the State of Delaware.”

2. Such amendment has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having adopted resolutions setting forth such amendment and declaring its advisability, and the holders of a majority of the outstanding stock of the Corporation having approved and adopted resolutions providing for such amendments. Written consent and written notice have been given in accordance with the provision of Section 228.

IN WITNESS WHEREOF, ROBB CONTAINER CORPORATION has caused its corporate seal to be affixed hereto and this Certificate to be signed by its Chairman and attested to by its Secretary on this 23rd day of February, 1993.

ROBB CONTAINER CORPORATION

By:
Its: Chairman

ATTEST:
Title: Secretary

State of Illinois	)
) [ILLEGIBLE]
County of Cook	)

On this 23rd day of February, 1993 personally came before me Janine Gortowski, a notary public in and for the county and State aforesaid, George L. Faulstich, Jr., Chairman and Chief Executive officer of Robb Container Corporation, a Delaware corporation (the “Company”), known to me personally to be such and duly executed the foregoing Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Company and the facts stated therein are true; that the signature of the Chairman and Chief Executive Officer of said Company to the foregoing Certificate is in the handwriting of the said Chairman and Chief Executive officer of said Company and that the seal affixed to said Certificate, and attested to by the secretary of said Company, is the corporate seal of said Company.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF FEBRUARY, A.D. 1993, AT 3:31 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650020
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

[ILLEGIBLE]

FILED 03:31 PM 02/23/1993

    930545510 - 816291

CERTIFICATE OF DESIGNATIONS

OF SENIOR CONVERTIBLE REDEEMABLE

PREFERRED STOCK OF ROBB CONTAINER CORPORATION

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned, George L. Faulstich, Jr., President and Chief Executive Officer of Robb Container Corporation, a Delaware corporation (the “Company”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate under the corporate seal of the Company and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Company by its Certificate of Incorporation, the Board of Directors, by unanimous written consent dated February 23, 1993, pursuant to the provisions of Section 141(f) of the General Corporation Law of the state of Delaware, duly adopted the following resolutions providing for the issuance of shares of preferred stock as hereinafter referred to, and further providing for the designations, powers, preferences, and relative, participating, optional and other special rights thereof, and the qualifications, limitations of restrictions thereon, all in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this corporation wishes to provide for the issuance of a series of shares of preferred stock as hereinafter referred to, and to provide for the designations, powers, preferences and relative, participating, optional and other special rights thereof, and the qualifications, limitations or restrictions thereon;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Certificate of Incorporation of the Company, there is hereby established a series of authorized preferred stock of the Company having a par value of $1.00 per share, which series shall be designated as Senior Convertible Redeemable Preferred Stock (the “Preferred Stock”) and shall consist of 100,000 shares;

RESOLVED FURTHER, that the designations, preferences and relative participating, optional, and other special rights of the shares of Preferred

Stock of the Company, and the qualifications, limitations or restrictions, thereof, shall be as follows:

A. Dividend Rate. Holders of record of shares of preferred stock, when, as, and if declared by the Board of Directors out of funds legally available therefore, shall be entitled to receive cash dividends on their shares, which dividends shall begin to accrue on March 1, 1993, at the rate per share of (i) 5% per annual of the purchase price per share of $25.00 paid by the initial holders thereof (the “Purchase Price Per Share”) for each fiscal year of the Company until the Preferred Stock is no longer outstanding. Cash dividends on shares of Preferred Stock shall be cumulative, and dividends or other distributions shall not be paid or declared and set aside for payment on the Company’s common stock, no par value per share (the “Common Stock”) or any other capital stock of the Company until full cumulative dividends on all outstanding shares of Preferred Stock shall have been paid or declared and set aside for payment. Dividends shall be payable quarterly, in arrears, on March 31, June 30, September 30 and December 31 of each fiscal year in which dividends are payable, to the holders of record as they appear on the stock record books of the Company on such record dates not more than sixty (60) nor less than ten (10) days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. If, in any quarter, insufficient funds are available to pay such dividends as are due and payable, such funds as are available to pay dividends shall be paid to the holders of the Preferred Stock, on a pro rata basis, in accordance with the number of shares of Preferred Stock held by each of such holders, and the balance of accrued but undeclared and/or unpaid dividends shall be declared and paid on the next succeeding dividend date to the extent that funds are legally available for such purpose. Any reference in these resolutions to the Common stock includes any other class of Capital Stock that may be authorized from time to time.

B. Voting. Except as otherwise provided herein or under Delaware law, each holder of the Preferred Stock shall be entitled to vote together with the holders of the Common Stock as a single class on all matters submitted to a vote of stockholders of the Company and, with respect to such vote, shall be entitled to cast the number of votes such holder would have been entitle to cast had such holder converted all of its Preferred Stock into Common Stock immediately prior to such vote. In addition, the holders of the Preferred Stock shall be entitled to vote as a separate class with respect to certain matters, all as more fully set forth below and/or as provided for under Delaware law.

C. Protective Provisions and Amendments. So long as at least 1,000 shares of the Preferred Stock are outstanding, the Company shall not, without the affirmative vote of persons or entities holding at least two-thirds of the shares of outstanding Preferred Stock, (i) wind-up, liquidate or dissolve, sell, assign, lease, or otherwise dispose of all or substantially all of its properties or other assets or agree to do any of the foregoing, whether in one transaction or in a series of transactions, or consolidate with or merge with or into any other company; (ii) amend or restate the Certificate of Incorporation of the Company or reduce the stated capital or capital stock of the Company; (iii) except as is provided in this certificate, apply any of its funds, property or other assets to the purchase, redemption or other acquisition or retirement of, or set apart any sum for the purchase, redemption or other acquisition or retirement of, any shares of any class of capital stock or any other securities of the Company; (iv) alter or change the rights, preferences, privileges or obligations of the Common Stock or the Preferred Stock or amend any of the provisions of this Certificate of Designations; (v) establish any class or series of capital stock which would rank senior to or on clarity with the Preferred Stock; (vi) permit the number of directors constituting the entire Board of Directors of the Company to be greater than live; or (vii) amend the By-Laws of the Company.

D. Redemption.

1. If, from and after the sixth anniversary of the date of issuance of the Preferred Stock, a holder of shares of the Preferred Stock has not converted all of such shares into shares of Common Stock, then, at any time thereafter, such holder shall have the right to cause the Company to redeem some or all of such holder’s shares of Preferred stock. The redemption price (the “Redemption Price”) shall be $25.00 per share. Upon payment of the Redemption Price, as hereinafter provided, the Company shall pay in cash all cumulative dividends which have accrued but remain unpaid on the shares to be redeemed to the Redemption Date (as hereinafter defined).

2. A holder (the “Redeeming Holder”) of a certificate or certificates representing shares of Preferred Stock may cause the Company to redeem such shares as provided herein by providing written notice to the company of such Redeeming Holder’s election to cause the Company to redeem such shares and by surrendering the certificate or certificates representing such shares to the Company at its principal office, accompanied by duly executed instruments of transfer, together with written instructions signed by such Redeeming Holder to indicate the number of shares of Preferred Stock to be redeemed. The Company shall, on a date no later than ten days (the “Redemption Date”) following receipt of notice from such Redeeming Holder, deliver to such Redeeming Holder (i) its check in payment of the Redemption Price, together with a check for any accrued but unpaid dividends to the Redemption Date on the shares to be redeemed, and (ii) a new certificate or certificates representing the shares not redeemed. If sufficient funds for redemption are not legally available, the shares of all Redeeming Holders electing redemption in the same month shall be redeemed on a pro rata basis.

E. Conversion.

1. In General. The Preferred Stock shall be convertible at the option of holder at any time, and from time to time, without payment of additional consideration, into fully paid and nonassessable shares of Common Stock of the Company, at a conversion rate (the “Conversion Rate”) of one share of Common Stock for each share of Preferred Stock, which Conversion Rate is based on an initial price of $25.00 per share (the “Conversion Price”).

2. Exchange of Certificates. In the event a holder of shares of Preferred Stock elects to convert some or all of its shares of Preferred Stock, such holder shall deliver to the Company an irrevocable notice of conversion specifying the number of shares of Preferred Stock to be converted, and shall surrender the certificate or certificates for such shares of Preferred stock at the office of any duly appointed transfer agent for the Preferred Stock or the Company’s offices at 1245 I. Diehl Road, Suite 105, Naperville, Illinois 60563 (or such other office or offices of the Company, if any, as the Board of Directors may

determine and notify the holders of Preferred Stock in writing). Such certificate or certificates shall be accompanied by proper instruments of transfer to the Company executed in blank, and shall be accompanied by a statement in writing setting forth the names or names in which the holder wishes the certificate or certificates for common stock Issued. As soon as possible following the receipt by the company of a notice of conversion and the related certificate or certificates, the Company shall issue and deliver to the person for whose account such Preferred Stock was so surrendered, certificates for the number of full shares of Common stock to which he shall be entitled as aforesaid.

F. Liquidation Rights.

1. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (a “Liquidation Event”), before any distribution or payment shall be made to the holders of Common Stock or any class of stock or series of any class of stock ranking junior to the Preferred Stock in respect of the distribution of assets in liquidation, each of the holders of the Preferred Stock shall be entitled to receive in cash from the assets of the Company available for distribution to its stockholders, an amount per share of Preferred Stock held by such holder equal to the Conversion Price (calculated without giving affect to any adjustments for any stock split or reverse stock split or similar reclassification affecting the Common Stock of the Company), (the “Liquidation preference”). If, upon the occurrence of a Liquidation Event, there is insufficient cash available to allow payment in full of the Liquidation Preference, the holders of the Preferred Stock will share ratably in any distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled. Written notice of such Liquidation Event, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed or caused to be mailed by the Company by certified or registered mail, return receipt request, not less than sixty (60) days prior to the date stated therein, to each holder of record of any shares of the Preferred Stock at his address as the same appears on the books of record of the Company. Upon any Liquidation Event, after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining assets of the Company may be distributed to the holders of Common Stock or any other class or series of class of capital stock of the Company ranking junior to the Preferred Stock with respect to the distribution of assets in liquidation.

2. In the event of a Liquidating Merger (as defined below), a holder of the Preferred Stock shall have the option to cause the Company to liquidate all of the Preferred Stock held by such holder. A “Liquidating Merger” shall mean a (i) sale or conveyance of all or substantially all of the assets of the Company, (ii) a sale of more than 50% of the capital stock of the Company outstanding resulting in a change of control of the Company or (iii) the merger or consolidation of the Company with or into another corporation or of another corporation into it whereby the beneficial owners of all of the equity interest in the Company immediately prior to any such merger or consolidation will not beneficially own more than 50% of the equity interest of the entity surviving such merger or consolidation immediately after such merger or consolidation; provided, however, that no event specified in (ii) or (iii) shall constitute a Liquidating Merger unless the holders of two-thirds of the outstanding shares of the Preferred Stock agree that a holder may, at its option, treat such event as a Liquidating Merger. If the Company signs a definitive agreement in contemplation of a Liquidating Merger, it shall notify each holder of Preferred Stock at least twenty days prior to the effective date of such Liquidating Merger. Within ten days of receipt of such notice, each holder shall notify the Company whether it consents to the treatment of an event described in (ii) or (iii) as a Liquidating Merger and whether such holder will (subject to such two-thirds consent in the case of an event under (ii) or (iii)), require the company to liquidate its Preferred Stock. If a holder elects to require the Company to liquidate its Preferred Stock, such liquidation shall occur simultaneously with the closing of the Liquidating Merger. upon surrender of the certificate or certificates representing the shares to be liquidated in connection with a Liquidating. Merger, the company shall deliver to the holder surrendering such certificate or certificates a check in payment of the Liquidation Preference per share of Preferred Stock, as calculated in accordance with subparagraph F(1), plus any accrued but unpaid dividends to the date of the Liquidating Merger.

G. Status of Redeemed and Converted Shares. Any shares of Preferred Stock which at any time shall have been redeemed pursuant to Paragraph D hereof or converted pursuant to Paragraph E hereof shall, after such redemption or conversion, have the status of authorized but unissued shares of Preferred stock, without designation as to series until such snares are once more designated as part of a particular series by the Board of Directors.

RESOLVED FURTHER, that, before the Company shall issue any shares of the preferred Stock, a certificate pursuant to Section 151 of the General Corporation law of the State of Delaware shall be made, executed, acknowledged, filed and recorded in accordance with the provisions of said Section 151 and the proper officers of the Company are hereby authorized and directed to do all acts and things which may be necessary or proper in their opinion to carry into effect the purposes and intent of this and the foregoing resolutions.

IN WITNESS WHEREOF, this Certificate has been executed by the undersigned, said George L. Faulstich, Jr., Chairman and Chief Executive officer of the Company and attested to by David E. Babcock, Secretary of the Company who has affixed the seal of the Company hereto this 23rd day of February, 1993.

George L. Faulstich, Jr.
Chairman and Chief Executive Officer

Attest:
Secretary

State of Illinois	)
) ss.1
County of Cook	)

On this 23rd day of February, 1993 personally came before me Janine Gortowski, a notary public in and for the County and State aforesaid, George L. Faulstich, Jr., Chairman and Chief Executive officer of Robb Container Corporation, a Delaware corporation (the “Company”), known to me personally to be such and duly executed the foregoing Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Company and the facts stated therein are true; that the signature of the Chairman and Chief Executive Officer of said Company to the foregoing Certificate is in the handwriting of the said Chairman and Chief Executive Officer of said Company and that the seal affixed to said Certificate, and attested to by the secretary of said Company, is the corporate seal of said Company.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ROBB CONTAINER CORPORATION”, FILED IN THIS OFFICE ON THE TWENTY–SEVENTH DAY OF MAY, A.D. 1998, AT 10 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100	AUTHENTICATION: 8650021
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 05/27/1998 981201924 – 0816291

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

ROBB CONTAINER CORPORATION

ROBB CONTAINER CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The certificate of Incorporation of the Corporation is amended by deleting Article 4 thereof and by substituting the following.

“4. (a) The total number of shares of stock which the Corporation shall have the authority to issue is 270,000 shares, of which 170,000 shares shall be common stock, no par value, and 100,000 shares shall be preferred stock, par value $1.00 per share.

(b) Shares of preferred stock may be issued from time to time in one or more series. The number of shares, the stated value and interest rate, if any, of each such series and the preferences and relative, participating, optional and other special rights or restrictions thereof, shall be determined and designated in the case of each series by the Board of Directors of the Company and set forth in a certificate of designations filed and recorded with respect to each series in accordance with the laws of the State of Delaware.”

2. Such amendment has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation having adopted resolutions setting forth such amendment and declaring its advisability, and the holders of a majority of the outstanding stock of the Corporation having approved and adopted resolutions providing for such amendments. Written consent and written notice have been given in accordance with the provision of Section 228.

IN WITNESS WHEREOF, ROBB CONTAINER CORPORATION has caused its corporate seal to be affixed hereto and this Certificate to be signed by its Chairman and attested to by its Assistant Secretary on this 15th day of May, 1998.

ROBB CONTAINER CORPORATION

By:
George L. Faulstich, Jr. Its: Chairman

ATTEST:
Jay B. Strayer
Title: Assistant Secretary

State of Illinois	)
	)	ss.
County of DuPage	)

On this 26th day of May, 1998, personally came before me, Marilyn Betz, a notary public in and for the County and State aforesaid, George L. Faulstich, Jr., Chairman and Chief Executive Officer of Robb Container Corporation, a Delaware corporation (the “Company”), known to me personally to be such and duly executed the foregoing Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Company and the facts stated therein are true; that the signature of the Chairman and Chief Executive Officer of said Company to the foregoing Certificate is in the handwriting of the said Chairman and Chief Executive Officer of said Company and that the seal affixed to said Certificate, and attested to by the Assistant Secretary of said Company, is the corporate seal of said Company.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

The first State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

“KSH ACQUISITION CORP. ”, A DELAWARE CORPORATION,

WITH AND INTO “ROBB CONTAINER CORPORATION” UNDER THE NAME OF “ROBB CONTAINER CORPORATION”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTIETH DAY OF JULY, A.D. 1998, AT 11:30 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
0816291 8100M	AUTHENTICATION: 8650022
110342413	DATE: 03-25-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP AND MERGER

DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 253 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Ownership and Merger:

FIRST: The name of the surviving corporation is ROBB CONTAINER CORPORATION, a Delaware corporation, and the name of the corporation being merged into the surviving corporation is KSH ACQUISITION CORP., a Delaware corporation.

SECOND: KSH ACQUISITION CORP. owns 100% of the issued and outstanding shares of stock of ROBB CONTAINER CORPORATION; the merger has been duly approved by a vote of the holders of 100% of the issued and outstanding shares of the parent corporation, KSH ACQUISITION CORP.

THIRD: Attached hereto and incorporated herein by reference is a copy of the resolution of the Board of Directors of KSH ACQUISITION CORP., dated July 15, 1998, approving the merger and setting forth a provision for the pro rata issuance of stock.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective upon filing with the Secretary of State of Delaware.

IN WITNESS WHEREOF, said Certificate of Ownership and Merger, pursuant to the authority duly given by the Board of Directors of KSH Acquisition Corp. is hereby executed this 23, day of July, 1998.

KSH ACQUISITION CORP.

By:
Keith S. Harbison, President

State of Delaware Secretary of State Division of Corporations Delivered 02:03 PM 07/20/1998 FILED 11:30 AM 07/20/1998. SRV 981280742 - 0816291 FILE

UNAMIMOUS CONSENT

OF THE DIRECTORS

OF KSH ACQUISITION CORP.

IN LIEU OF A SPECIAL MEETING

The undersigned being all of the Directors of KSH ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (“Corporation”), do hereby consent to the adoption of, and do hereby adopt the following resolutions:

“RESOLVED, that the President or Vice President of Corporation is authorized to merge the Corporation into ROBB CONTAINER CORPORATION, its wholly owned subsidiary (the “Surviving Corporation”), and to effect such merger by executing and filing with the Secretary of State of Delaware a Certificate of Ownership and Merger,”

“FURTHER RESOLVED, that in order to provide for the pro rata issuance of stock, all of the stock of the surviving corporation shall be issued pro rata to the holders of the stock of the parent corporation on surrender of any certificates therefore; and,”

“FURTHER RESOLVED, that the President for Vice President of the Corporation or either of them is hereby authorized to perform such acts and execute such other agreements, documents or instruments as are deemed necessary or desirable, in either of their sole discretion, and any and all matters related to the foregoing.”

Executed this 23, day of July, 1998.

Keith S. Harbison

John J. Horgan, Jr.

Being all the Directors of

KSH ACQUISITION CORP.

IN WITNESS WHEREOF, the undersigned has executed this certificate to be effective as of the date first above written.

Name:	Robert A. Robison
Title:	Treasurer and Secretary

I, George A. Abd, do hereby certify that I am the duly elected, qualified and acting President of the Guarantor and that the signature set forth above is the true and genuine signature of Robert A. Robison, Treasurer and Secretary of the Guarantor.

IN WITNESS WHEREOF, I have hereunto signed my name on the date first written above.

Name:	George A. Abd
Title:	President

[Signature Page to Secretary’s Certificate of Robb Container Corporation]